Exhibit 99.23

                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                  DECEMBER 1997

                   Home Equity Loan Pass-Through Certificates

                                 Series 1997-HE3

     Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

     (1)  Aggregate Monthly Payments Due:                   $       2,233,905.13

     (2)  Aggregate  Monthly  Payments  received and Monthly  Advances made this
          Month:

          (a) Principal                                     $         343,437.88
          (b) Interest                                      $       1,857,592.57
          (c) Total                                         $       2,201,030.45

     (3) Aggregate Principal Prepayments in part received on Self- Amortizing Mortgage Loans and applied in the applicable Prepayment Period:

          (a) Principal                                     $          51,308.55
          (c) Total                                         $          51,308.55

     (4) Aggregate Principal Prepayments in full received in the applicable Prepayment period:

          (a) Principal                                     $       1,825,169.51
          (b) Interest                                      $          21,198.70
          (c) Total                                         $       1,846,368.21

     (5) Aggregate Insurance Proceeds (inculding purchases of Mortgage Loans by primary mortgage insurers) for prior month:

          (a) Principal                                     $               0.00
          (b) Interest                                      $               0.00
          (c) Total                                         $               0.00

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     (6)  Aggregate Liquidation Proceeds for prior month:

          (a) Principal                                     $               0.00
          (b) Interest                                      $               0.00
          (c) Total                                         $               0.00

     (7)  Aggregate Purchase Prices for Defaulted Mortgage Loans:

          (a) Principal                                     $               0.00
          (b) Interest                                      $               0.00
          (c) Total                                         $               0.00

     (8) Aggregate Purchase Prices for (and substitution adjustments) for Defective Mortgage Loans:

          (a) Principal                                     $               0.00
          (b) Interest                                      $               0.00
          (c) Total                                         $               0.00

     (9)  Aggregate Purchase Prices for for Document Deficiencies per Sec. 2.02:

          (a) Principal                                     $               0.00
          (b) Interest                                      $               0.00
          (c) Total                                         $               0.00

     (10) Pool Principal Balance                            $     233,020,833.54

     (11) Available Funds:                                  $       3,994,494.06

     (12) Realized Losses for  prior month:                 $               0.00

     (13) Aggregate Realized Losses:                        $               0.00
          (a) Deficient Valuations                          $               0.00
          (b) Special Hazard Losses                         $               0.00
          (c) Fraud Losses                                  $               0.00
          (d) Excess Bankruptcy Losses                      $               0.00
          (e) Excess Special Hazard Losses                  $               0.00
          (f) Excess Fraud Losses                           $               0.00

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     (14) Compensating Interest Payment:                    $           1,455.24

     (15) Net Simple Interest Shortfall:                    $               0.00

     (16) Net Simple Interest Excess:                       $               0.00

     (17) Simple Interest Shortfall Payment:                $               0.00

     (18) Unpaid Net Simple Interest Shortfall:

Class A1                 36157NBK9                $         0.00
Class A2                 36157NBL7                $         0.00
Class A3                 36157NBM5                $         0.00
Class A4                 36157NBN3                $         0.00
Class A5                 36157NBP8                $         0.00
Class A6                 36157NBQ6                $         0.00
Class S                  36197HE3S                $         0.00
Class M                  36157NBT0                $         0.00
Class B1                 36157NBU7                $         0.00
Class B2                 36157NBV5                $         0.00
Class B3                 36157NBW3                $         0.00
Class B4                 36157NBX1                $         0.00
Class B5                 36157NBY9                $         0.00

     (19) Class Certificate Interest Rate:

Class M                  36157NBT0                     7.200%
Class B1                 36157NBU7                     7.250%
Class B2                 36157NBV5                     7.600%
Class B3                 36157NBW3                     9.139%
Class B4                 36157NBX1                     9.139%
Class B5                 36157NBY9                     9.139%
Class S                  36197HE3S                     2.40%

     (20) Accrued Certificate Interest and Pay-out Rate:

Class A1                 36157NBK9     $             399,613.84      6.530%
Class A2                 36157NBL7     $              69,983.33      6.460%
Class A3                 36157NBM5     $             293,400.00      6.520%
Class A4                 36157NBN3     $             149.227.23      6.790%
Class A5                 36157NBP8     $             135,552.08      7.150%
Class A6                 36157NBQ6     $             134,400.00      6.720%
Class S                  36197HE3S     $             465.093.40      2.40%
Class M                  36157NBT0     $              35,384.48      7.200%
Class B1                 36157NBU7     $              32,064.77      7.250%
Class B2                 36157NBV5     $              14,937.59      7.600%
Class B3                 36157NBW3     $              17,969.33      9.139%
Class B4                 36157NBX1     $              13,475.10      9.139%
Class B5                 36157NBY9     $              13,476.96      9.139%
                              Total    $           1,774,578.12

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     (21) Principal distributable:

Class A1                 36157NBK9     $           2,191,232.00
Class A2                 36157NBL7     $                   0.00
Class A3                 36157NBM5     $                   0.00
Class A4                 36157NBN3     $                   0.00
Class A5                 36157NBP8     $                   0.00
Class A6                 36157NBQ6     $                   0.00
Class M                  36157NBT0     $               8,691.91
Class B1                 36157NBU7     $               7,822.13
Class B2                 36157NBV5     $               3,476.17
Class B3                 36157NBW3     $               3,477.64
Class B4                 36157NBX1     $               2,607.87
Class B5                 36157NBY9     $               2,608.22
Class R1                 36157NBR4     $                   0.00
Class R2                 36157NBS2     $                   0.00
                              Total    $           2,219,915.94

     (22) Additional  distributions  to the  Class R1  Certificate  pursuant  to
          Section 2.05 (d) :                           $            0.00

     (23) Additional  distributions  to the  Class R2  Certificate  pursuant  to
          Section 4.01 (b) :                           $            0.00

B.   Other Amounts:

     (1)  Senior Percentage for such Distribution Date:             91.647998%

     (2)  Senior Prepayment Percentage for such Distribution Date: 100.000000%

     (3)  Junior Percentage for such Distribution Date:              8.352002%

     (4)  Junior Prepayment Percentage for such Distribution Date:   0.000000%

     (5)  Subordinate Certfificate Writedown Amount for such
          Distribution Date:                                  $      0.000000%

     (6)  Prepayment Distribution Triggers satisfied:
                                     Yes         No
                                     ---         --
             Class B1                 X
             Class B2                 X
             Class B3                 X
             Class B4                 X
             Class B5                 X

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                   GE CAPITAL MORTGAGE SERVICES, INC.


                                   By: /s/ Karen Pickett
                                   -----------------------------------
                                   Name:   Karen Pickett
                                   Title:  Vice-President,
                                           Investor Operations